                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                     VOXEL
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                      VOXEL

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              FRIDAY, MAY 30, 1997


TO THE SHAREHOLDERS OF VOXEL:

         You are cordially invited to attend the Annual Meeting of Shareholders of Voxel (the "Company"), which will be held at the Company's offices, 26081 Merit Circle, Suite 117, Laguna Hills, California 92653, on Friday, May 30, 1997 at 9:00 a.m. Pacific time, to consider and act upon the following matters:

         (1) Election of Directors. To elect a Board of four (4) Directors. The persons nominated, Dr. Wolfe and Messrs. Dishlip, Dreyfous, and Holliman, are described in the attached Proxy Statement.

         (2) Ratification of Auditors. To ratify the appointment of Ernst & Young LLP as independent public accountants for the Company for the year ended December 31, 1997.

         (3) Other Business. To consider and act upon any other business matters as may properly come before the meeting or any postponements or adjournments thereof.

         Only shareholders of record at the close of business on April 3, 1997 will be entitled to vote at the Annual Meeting or any adjournments thereof.

         This Proxy Statement and the accompanying Proxy were mailed to shareholders by American Stock Transfer and Trust Company, commencing on or about April 25, 1997. The executive offices of the Company are located at 26081 Merit Circle, Suite 117, Laguna Hills, California 92653.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU ARE CORDIALLY INVITED TO ATTEND AND YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AND PREFER TO VOTE IN PERSON.


                           By Order of the Board of Directors,



                           STEPHEN J. HART
                           ------------------------------------------
                           Stephen J. Hart, Secretary


Laguna Hills, California
April 4, 1997

                                TABLE OF CONTENTS



Proxies.........................................................................................  1
Voting Securities...............................................................................  1
Security Ownership of Certain Beneficial Owners and Management..................................  1
Election of Directors...........................................................................  3
Directors and Executive Officers................................................................  5
Executive Compensation..........................................................................  6
Additional Information.......................................................................... 10

                                      VOXEL

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 30, 1997


                                     PROXIES

         The enclosed Proxy is solicited by and on behalf of the management and Board of Directors of Voxel, a California corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders and at any adjournments thereof (the "Annual Meeting") to be held at the Company's offices, 26081 Merit Circle, Suite 117, Laguna Hills, California 92653, on May 30, 1997 at 9:00 a.m. Pacific time. A Proxy for the Annual Meeting is enclosed, by means of which you may direct your vote as to each of the proposals described in this Proxy Statement. This Proxy Statement, the accompanying Proxy, and the Company's 1996 Annual Report to Shareholders were first mailed to shareholders on or about April 25, 1997.

         All Proxies which are properly completed, signed, and returned prior to the Annual Meeting, and which have not been revoked, will be voted. A shareholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at the Company's executive offices in Laguna Hills, California, a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.


                                VOTING SECURITIES

         April 3, 1997 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, the Company had outstanding 8,395,398 shares of common stock, no par value per share (the "Common Stock"), the only outstanding voting securities of the Company. The record holders of validly issued and outstanding shares of Common Stock are entitled to one vote per share on all matters to be voted on at the Annual Meeting, except that in the election of directors all shareholders shall be entitled to cumulate votes for a candidate or candidates whose names have been placed in nomination, if one or more shareholders have given notice at the Annual Meeting, prior to voting, of the intention to vote cumulatively. Cumulative voting is not available to shareholders voting by proxy. If the shareholders are entitled to cumulate their votes, they may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his or her shares are entitled or may distribute his or her votes on the same principle among as many candidates as the shareholder sees fit.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information concerning Common Stock ownership of (i) all persons known by the Company to own beneficially 5% or more of the outstanding shares of Common Stock, (ii) each director and nominee of the Company, (iii) each of the Company's executive officers named in the Summary Compensation Table under the caption "Executive Compensation" below, and (iv) all executive officers, directors and nominees for director of the Company as a group, as of April 3, 1997. Except as otherwise indicated, based on information furnished by the beneficial owners of the Common Stock listed below, the Company believes that such owners have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                     Amount and
                                                     Beneficial     Percentage
         Name and Address                            Ownership       of Class
         ----------------                            ---------       --------
Travelers Group Inc. (1)                             1,132,740         13.5%
   One Tower Square
   Hartford, CT 06183

Shaw Venture Partners IV, L.P.                         565,438          6.7%
   111 Southwest Fifth Avenue,  Suite 1090
   Portland, OR 97204

Allan M. Wolfe, M.D. (2)                               650,700          7.8%
   Voxel
   26081 Merit Circle, Suite 117
   Laguna Hills, CA 92653

John M. Holliman, III (3)                              355,737          4.2%
   Valley Ventures, L.P.
   6155 N. Scottsdale Rd., Suite 100
   Scottsdale, AZ 85250

James C. Dreyfous (4)                                  342,092          4.1%
   Utah Ventures
   419 Wakara Way
   Salt Lake City, UT 84108

Alan S. Dishlip (5)                                     12,001           *
   First Portland Corporation
   7145 Southwest Varns Street
   Portland, OR 97223

James B. Anderson (5)                                   12,001           *
   Travelers Group Inc.
   One Tower Square
   Hartford, CT 06183

All executive officers, directors  and
   nominees for director
   as a group (10 persons) (6)                       1,297,938         15.5%

--------------

  *      Less than one percent.


(1) Represents 430,326 shares of Common Stock held by The Travelers Insurance Company and 702,414 shares of Common Stock held by The Travelers Indemnity Company, which together comprise a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2) Includes (i) 77,254 shares of Common Stock, (ii) 253,355 shares of Common Stock subject to options exercisable as of April 3, 1997 or within 60 days thereafter, and (iii) 320,091 shares of Common Stock held of record by Utah Ventures. Dr. Wolfe is a general partner of the general partner of Utah Ventures. Dr. Wolfe disclaims beneficial ownership of the shares of Common Stock held of record by Utah Ventures.

(3) Includes 343,736 shares of Common Stock held of record by Valley Ventures, L.P. and 12,001 shares of Common Stock subject to options exercisable as of April 3, 1997 or within 60 days thereafter. Mr. Holliman is a general partner of the general partner of Valley Ventures, L.P. Mr. Holliman disclaims beneficial ownership of the shares of Common Stock held of record by Valley Ventures, L.P.

(4) Includes (i) 320,091 shares of Common Stock held of record by Utah Ventures, (ii) 5,000 shares of Common Stock held of record by trusts for the benefit of Mr. Dreyfous' children, of which he is a co-trustee,
         (iii) 12,001 shares of Common Stock subject to options exercisable as of April 3, 1997 or within 60 days thereafter, and (iv) 5,000 shares held by Mr. Dreyfous. Mr. Dreyfous is a general partner of the general partner of Utah Ventures. Mr. Dreyfous disclaims beneficial ownership of the shares of Common Stock held of record by Utah Ventures and by the trusts for the benefit of his children.

(5) Represents 12,001 shares of Common Stock subject to options exercisable as of April 3, 1997 or within 60 days thereafter.

(6) Includes (i) with respect to Drs. Wolfe and Anderson and Messrs. Dishlip, Dreyfous, and Holliman, the shares of Common Stock identified in footnotes (2), (3), (4), and (5) as held by such person or subject to options exercisable by such person as of April 3, 1997 or within 60 days thereafter, (ii) with respect to the executive officers other than Dr. Wolfe, a total of 245,498 shares of Common Stock held by such persons or subject to options exercisable by such persons as of April 3, 1997 or within 60 days thereafter, and (iii) the shares of Common Stock held of record by Valley Ventures, L.P., Utah Ventures, and the trusts for the benefit of Mr. Dreyfous' children.


                              ELECTION OF DIRECTORS

         The four (4) persons named below have been nominated by management for election as directors to serve until the Annual Meeting to be held in 1998 and until their respective successors are elected and shall qualify. Each of the nominees has previously served as a director of the Company. The authorized number of directors is five (5). The Travelers Group, Inc. has changed its policy regarding directorships in its portfolio companies. Dr. James B. Anderson, its representative, has, therefore, resigned as a director of the Company, effective May 30, 1997, and has declined to be nominated for reelection as a director at the Annual Meeting. The current directors are using their best efforts to identify an individual to serve as the fifth director to fill the vacancy on the Company's Board of Directors.

         Unless otherwise instructed, the enclosed Proxy will be voted for election of the nominees listed below, except that the persons designated as proxies reserve full discretion to cast their votes for another person recommended by management in the unanticipated event that any nominee is unable or declines to serve.

     NAME OF NOMINEE                        AGE                 DIRECTOR SINCE
     ---------------                        ---                 --------------
Allan M. Wolfe, M.D. (1)                     59                      1988
Alan S. Dishlip (1) (2)                      45                      1990
James C. Dreyfous (1) (2)                    42                      1991
John M. Holliman, III (2)                    43                      1993

(1)      Member of the Compensation Committee

(2)      Member of the Audit Committee

         Allan M. Wolfe, M.D. has been President, Chief Executive Officer, and a director of the Company since he co-founded the Company in April 1988. Since March 1995, Dr. Wolfe has also been Chairman of the Company. From 1983 to 1988, Dr. Wolfe was a general partner (and co-founder) of the Life Science Ventures division of Hambrecht & Quist Venture Partners. From 1980 to 1983, Dr. Wolfe was a consultant offering management, strategic, and technical expertise to several companies in the life science industry, including American Hospital Supply Corporation, Alza Corporation, and W.R. Grace & Co. From 1975 to 1980, Dr. Wolfe was a Vice President at McGaw Laboratories, a division of American Hospital Supply Corporation, with responsibility for research and development and strategic and operational planning. Dr. Wolfe holds an M.D. from N.Y.U. School of Medicine and was Chief Resident in Medicine at State University of New York, Downstate Medical Center. Dr. Wolfe has also been a general partner of the general partner of Utah Ventures since 1988 and a Special Limited Partner of Crosspoint Venture Partners since 1989.

         Alan S. Dishlip has served as a director of the Company since 1990. Mr. Dishlip is Senior Vice President of First Portland Corporation, an equipment leasing enterprise. Prior to joining First Portland in February 1995, Mr. Dishlip was a limited partner of Shaw Venture Partners since 1983 and a general partner of Shaw Venture Partners II since 1987. Both Shaw entities are venture capital firms.

         James C. Dreyfous has served as a director of the Company since 1991. For the past thirteen years, Mr. Dreyfous has served in various capacities for Utah Ventures, a venture capital fund, and currently serves as Managing General Partner of its general partner.

         John M. Holliman, III has served as a director of the Company since 1993, and previously from April 1990 through July 1991. Mr. Holliman has been a general partner of the general partner of Valley Ventures L.P. (and its predecessor, Arizona Growth Partners, L.P.), a Phoenix-based venture capital investment partnership, since February 1993. From 1985 to February 1993, Mr. Holliman served in various capacities, lastly as Senior Managing Director, of Valley National Investors, Inc., the venture capital subsidiary of Valley National Bank of Arizona. Mr. Holliman is also a director of Express America Holdings Corporation, a financial services company, OrthoLogic Corporation, a medical device company and DenAmerica Corporation, a restaurant management company.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

         During 1996, the Company's Board of Directors met a total of eight times. Standing committees of the Board currently include a Compensation Committee and an Audit Committee. The Company does not have a Nominating Committee or a committee performing a similar function. Attendance at board and committee meetings was 100%.

         Dr. Wolfe and Messrs. Dishlip and Dreyfous are presently members of the Compensation Committee. The Compensation Committee met once during fiscal year 1996. The Compensation Committee reviews and sets the compensation, including salary and bonuses, for the Company's Chief Executive Officer and, at its discretion, certain other officers of the Company.

         Messrs. Dishlip, Dreyfous, and Holliman are members of the Audit Committee. The Audit Committee met once during fiscal year 1996. The Audit Committee reviews auditing issues of the Company, including the Company's choice of independent public accounting firms and the scope of the annual audit, and makes recommendations to the Board of Directors. This committee also has the responsibility to review proposed changes in major accounting policies and to report to the Board on issues affecting the integrity of published financial reports and other financial related matters.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of the Company are:

         NAME                                AGE     POSITION
         ----                                ---     --------
Allan M. Wolfe, M.D.                         59      Chief Executive Officer, President, Chairman of
                                                     the Board and Director
Robert W. Littlewood                         62      Senior Vice President--Sales and Marketing
Murray E. Rudin                              34      Chief Financial Officer and Director of
                                                     Business Development
Cynthia B. Perz                              40      Vice President of Engineering
Stephen J. Hart                              36      Director of Research and Development and
                                                     Secretary
Michael N. Dalton                            37      Director of Technical Business Development
Alan S. Dishlip                              45      Director
James C. Dreyfous                            42      Director
John M. Holliman, III                        43      Director


         Each of the Company's directors has been elected or appointed to serve until the next annual meeting of shareholders. There are no arrangements or understandings between any director and any other person pursuant to which any person was elected or nominated as a director. The Company's executive officers serve at the discretion of the Board of Directors. See "Executive Compensation--Employment Agreements."

         Set forth below are brief descriptions of Messrs. Littlewood and Rudin, Ms. Perz, and Messrs. Hart and Dalton, who do not serve as directors of the Company. For information concerning the business experience of Dr. Wolfe and Messrs. Dishlip, Dreyfous, and Holliman, see "Election of Directors" above.

         Robert W. Littlewood has been Senior Vice President--Sales and Marketing of the Company since October 1996. From 1983 to September 1996, Mr. Littlewood was a principal of The Strategy Resource Group, where he developed business and marketing plans, organized and trained sales forces and instituted management systems for a variety of clients. From 1982 to 1983, Mr. Littlewood served as an Executive Vice President for Caremark Inc. where he was responsible for sales, operations, marketing and strategic planning. Mr. Littlewood has held key management positions with both Arthur Young & Co. and General Electric. Mr. Littlewood holds a B.S. in mechanical engineering from the University of Massachusetts.

         Murray E. Rudin has been Chief Financial Officer and Director of Business Development of the Company since June 1994, and Director of Finance and Business Development of the Company from January 1993 to June 1994. From 1990 to December 1992, Mr. Rudin was a principal of Valley National Investors, Inc., the venture capital subsidiary of Valley National Bank of Arizona, where he was engaged in investment origination, evaluation, structuring, and monitoring. From 1986 to 1990, Mr. Rudin was a corporate attorney with the firm of Riordan & McKinzie in Los Angeles and Costa Mesa, California, with a practice emphasizing private and public securities transactions. Mr. Rudin holds a J.D. degree from Harvard Law School and a B.S. degree in electrical engineering from the University of Rochester.

         Cynthia B. Perz has been Vice President of Engineering of the Company since October, 1996, Director of Software Engineering from August 1995 to September 1996, and Software Manager from May 1993 to July 1995. From 1991 to April 1993, Ms. Perz was a Senior Systems Engineer at CR Technology, a designer and manufacturer of systems for machine vision and computer-aided inspection. Ms. Perz has over a decade of experience in the aerospace industry, focusing on systems engineering and project management. Her aerospace experience includes work with Hughes Corporation, Rockwell Corporation, and Aerojet ElectroSystems. Ms. Perz holds a M.S. degree in electrical engineering from the University of Southern California with a specialization in signal processing and a B.S. degree in electrical engineering from California Polytechnic Institute, Pomona.

         Stephen J. Hart has been Director of Research and Development of the Company since he co-founded the Company in April 1988 and Secretary of the Company since June 1992. From 1985 to 1988, Mr. Hart performed research in astrophysics and applied optics at Imperial College of Science and Technology, University of London. In 1984 and 1985, Mr. Hart was (i) a project leader at Icon Holographics Limited in London and (ii) a co-founder of Holoplex Systems, a United Kingdom company which acquired the intellectual property of Icon Holographics and is now an inactive subsidiary of Voxel. From 1981 to 1984, Mr. Hart performed graduate work in astrophysics at Imperial College of Science and Technology. Mr. Hart received a B.Sc. in Physics and Astronomy from Queen Mary College, University of London.

         Michael N. Dalton has been Director of Technical Business Development of the Company since July 1995 and, prior to that date, was Director of Computing since co-founding the Company in April 1988. From 1986 to 1988, Mr. Dalton was a research associate in the Department of Photogrammetry at University College, London developing software for analysis and synthesis of terrain imagery from satellite data. From 1985 to 1986, Mr. Dalton was a software designer for Virgin Computer Graphics in London. In 1984 and 1985, Mr. Dalton was (i) computer systems manager at Icon Holographics Limited where he was involved in developing certain of the technology on which the Voxbox was based and (ii) a co-founder of Holoplex Systems. From 1981 to 1984, Mr. Dalton performed graduate work in interplanetary atmospheric physics at Imperial College of Science and Technology, University of London. Mr. Dalton received a B.Sc. in Physics from Queen Mary College, University of London.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The table below sets forth information regarding compensation paid by the Company during each of the Company's last three fiscal years to each executive officer of the Company (the "Named Officer") who received salary and bonus payments in excess of $100,000 during the year ended December 31, 1996.

                                                                           LONG TERM COMPENSATION
                                                                                 AWARDS(1)
                                          ANNUAL COMPENSATION             -----------------------
                                         ---------------------             SECURITIES UNDERLYING
NAME AND PRINCIPAL POSITION              YEAR        SALARY($)                   OPTIONS(#)
---------------------------              ----        ---------             ----------------------
Allan M. Wolfe, M.D.                     1996       $175,000                        --
President and Chief Executive Officer    1995        175,000                        --
                                         1994        152,083                        --


(1) The Company has no stock appreciation rights plan, restricted stock awards or long-term incentive plan.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The table below sets forth information regarding (i) the number of Common Stock options granted to the Named Officer during the fiscal year ended December 31, 1996, (ii) their percentage in comparison to total options granted to all employees during the fiscal year ended December 31, 1996, (iii) their exercise price, (iv) their expiration date and (v) their present value.

                            NUMBER OF          % OF TOTAL
                           SECURITIES            OPTIONS
                           UNDERLYING          GRANTED TO           EXERCISE                        GRANT DATE
                             OPTIONS            EMPLOYEES             PRICE        EXPIRATION         PRESENT
       NAME              GRANTED (#) (1)       IN 1996 (%)          ($/SHARE)         DATE           VALUE (2)
       ----              ---------------       -----------          ---------         ----           ---------
Allan M. Wolfe, M.D.          25,000             12.7%               $2.63     January 25, 2006      $54,000

(1)      The Company has no stock appreciation rights plan.

(2) The fair value for options granted was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate equal to 6.5%; no dividend yield; a volatility factor for the expected market price of the Company's common stock equal to 0.92; and a weighted-average expected life of each option equal to 7 years.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

         The table below sets forth information regarding (i) the exercise of Common Stock options by the Named Officer during the fiscal year ended December 31, 1996, (ii) the number of unexercised options held by the Named Officer as of December 31, 1996, and (iii) the value as of December 31, 1996 of unexercised in-the-money options held by the Named Officer.

                                                                            NUMBER OF
                                                                           SECURITIES                 VALUE OF
                                                                           UNDERLYING                UNEXERCISED
                                                                           UNEXERCISED              IN-THE-MONEY
                                                                             OPTIONS                   OPTIONS
                                                                            AT FISCAL                 AT FISCAL
                                                                          YEAR-END (#)              YEAR-END ($)
                                  ACQUIRED ON           VALUE             EXERCISABLE/              EXERCISABLE/
         NAME                     EXERCISE(#)       REALIZED ($)          UNEXERCISABLE           UNEXERCISABLE (1)
         ----                     -----------       ------------          -------------           -----------------
Allan M. Wolfe, M.D.                   0                 $0                 253,355/0                $597,019/0

(1) Value per share is determined based on the spread between the option exercise price per share and the closing bid price for Common Stock as of December 31, 1996 ($3.38 per share).

DIRECTOR COMPENSATION

         Pursuant to separate option agreements, the Company granted to each of the non-employee directors (Messrs. Dishlip, Dreyfous, and Holliman) and to Dr. Anderson (a non-employee director at the time of such grant) an option to acquire 3,239 shares of Common Stock. With respect to Messrs. Dishlip and Dreyfous, the option agreements are dated as of October 29, 1992 and provide for an exercise price of $0.51 per share. Dr. Anderson's agreement is dated as of February 25, 1994 and provides for an exercise price of $0.51 per share. Mr. Holliman's agreement is dated as of March 17, 1994 and provides for an exercise price of $1.03 per share.

         As of January 12, 1995, the Company granted to each of the non-employee directors an option to acquire 5,000 shares of Common Stock and to Dr. Anderson (a non-employee director at the time of such grant). Each of such option grants was made pursuant to a separate option agreement as of that date and each grant provided for an exercise price of $5.31 per share. As of January 25, 1996, the Company granted to each of the non-employee directors an option to acquire 3,761 shares of Common Stock and Dr. Anderson (a non-employee director at the time of such grant). Each of such option grants was made pursuant to a separate option agreement as of that date and each grant provided for an exercise price of $2.625 per share.

         All of the option agreements with directors referenced above in this section provide that one-half of the options awarded thereby vest as of the date of the respective agreement and the remaining options vest as of the one year anniversary thereof.

         Except as described above, the Company's directors do not receive fees for their services as directors but are reimbursed for expenses incurred by them in connection with attendance at Board meetings.

EMPLOYMENT AGREEMENTS

         In June 1994, the Company entered into an employment agreement with Dr. Wolfe for a term of three years, renewable upon the agreement of the Company and Dr. Wolfe. The employment agreement provides for (i) an initial annual base salary of $150,000, subject to annual review and increase and (ii) such incentive bonus payments as the Company may from time to time determine. See "Executive Compensation--Summary Compensation Table." During the term of the employment agreement and for three years after its termination, Dr. Wolfe has agreed not to participate in any business engaged in the development, manufacturing, or marketing of volumetric image display systems for radiologic applications or holographic imaging systems. Mr. Hart has also agreed to a similar non-competition provision for the duration of his employment by Voxel and three years thereafter.

         The Company enters into confidentiality agreements with its full-time employees (including its executive officers) that prohibit disclosure of confidential information to anyone outside of the Company both during and subsequent to employment. Such agreements also require disclosure to the Company of ideas, discoveries, and inventions relating to or resulting from the employee's work for the Company and assignment to the Company of all proprietary rights to such ideas, discoveries, or inventions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Prior to February 1994, the Company did not have any compensation committee or other committee of its Board of Directors performing equivalent functions. In February 1994, the Board of Directors created a Compensation Committee consisting of Dr. Wolfe (the Company's President and CEO) and Messrs. Dishlip and Dreyfous. Dr. Wolfe's 1994 employment agreement was considered and approved by the Board of Directors, in which consideration and approval process neither Dr. Wolfe nor Mr. Dreyfous participated or voted.

         Dr. Wolfe and Mr. Dreyfous are general partners of the general partner of Utah Ventures, a shareholder of the Company. Dr. Wolfe and Mr. Dreyfous each participate in the determination of the other's compensation for services to Utah Ventures in the following manner. Dr. Wolfe, Mr. Dreyfous, and a third individual not affiliated with Voxel comprise the Management Committee of Utah Ventures. Compensation of Management Committee members is determined by a unanimous vote of the Management Committee, with the member whose compensation is being determined not voting.

STOCK OPTION PLANS

         The Company's 1992 Stock Plan (the "1992 Plan") was adopted by the Board of Directors in 1992 and approved by the Company's shareholders in 1993 to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors, and consultants of the Company, and to promote the success of the Company's business. Options granted under the 1992 Plan may be either incentive stock options as defined in Section 422A of the Internal Revenue Code of 1986, as amended, or non-qualified stock options, at the discretion of the Board. The Company has reserved 563,616 shares of Common Stock for issuance under the 1992 Plan. As of December 31, 1996, options to purchase an aggregate of 452,110 shares were outstanding under the 1992 Plan at a weighted average exercise price of $1.67, of which options to purchase an aggregate of 376,175 shares were immediately exercisable at a weighted average exercise price of $1.37.

         The Company's 1994 Executive Stock Option Plan (the "1994 Plan") was adopted by the Board of Directors and approved by the Company's shareholders in 1994 for the same purposes as the 1992 Plan. Option recipients under the 1994 Plan are limited to executive officers of the Company. Options granted under the 1994 Plan may be either incentive stock options as defined in Section 422A of the Internal Revenue Code of 1986, as amended, or non-qualified stock options, at the discretion of the Board, and in either case may contain performance-based vesting criteria. The Company has reserved 310,961 shares of Common Stock for issuance under the 1994 Plan. As of December 31, 1996, options to purchase an aggregate of 102,550 shares were outstanding at a weighted average exercise price of $3.05, 36,788 of which were immediately exercisable at a weighted average exercise price of $2.44.

         Both plans may be administered by the Board of Directors or a committee of the Board, which committee is required to be constituted to comply with
Section 16(b) of the Exchange Act and applicable laws. Both plans are currently administered by the Board. The entity administering each plan has the power to determine the terms of any options granted thereunder, including the exercise price, the number of shares subject to the option, and the exercisability thereof. Options granted under either plan are generally not transferable, and each option is exercisable during the lifetime of the optionee only by such optionee. The exercise price of all incentive stock options granted under either plan must be at least equal to the fair market value of the shares of Common Stock on the date of grant, and non-qualified stock options granted under the 1992 Plan must have an exercise price of at least 85% of the fair market value of the shares of Common Stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of the Company, the exercise price of any stock option granted under the 1992 Plan and any incentive stock option granted under the 1994 Plan must equal at least 110% of the fair market value on the grant date and the maximum term of any option granted under either plan must not exceed five years. The term of all other options granted under either plan may not exceed ten years. The specific terms of each option grant are approved by the Board of Directors and are reflected in a written stock option agreement.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

         The Company's Articles of Incorporation (i) eliminate the liability of the directors of the Company for monetary damages to the fullest extent permitted by California law and (ii) authorize the Company to indemnify its officers and directors to the fullest extent permitted by California law. The Company has entered into indemnification agreements with its directors and executive officers. Such agreements provide broad indemnification against expenses (including legal fees, judgments, and Company-approved settlements) incurred in connection with any civil or criminal action which arises from the performance of duties for the Company. The agreements also provide that the Company will indemnify such persons to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the agreement, the Company's Articles of Incorporation, the Company's Bylaws or statute. The indemnification agreements apply to any action taken by the indemnitee while serving as an officer or director of the Company, whether occurring before or after the date of the agreement. The agreements do not provide indemnification for any acts or omissions from which a director may not be relieved of liability under the California Corporations Code.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

KEY MAN INSURANCE

         The Company is the sole beneficiary of $1 million term life insurance policies covering Dr. Wolfe and Mr. Hart.


                             ADDITIONAL INFORMATION

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors, and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership of Company securities and changes in such ownership with the SEC and the National Association of Securities Dealers, Inc. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received or written representations from Reporting Persons, the Company believes that with respect to the fiscal year ended December 31, 1996 all Reporting Persons complied with all applicable filing requirements except that (i) Dr. Wolfe, Messrs. Rudin and Hart and Ms. Perz, executive officers, each filed a report of a single transaction late and (ii) each of the non-employee directors, Messrs. Dishlip, Dreyfous and Holliman and Dr. Anderson (a non-employee director at the time), filed a report of a single transaction late.

PROXY EXPENSES

         The entire cost of preparing, assembling, printing, and mailing this Proxy Statement and the enclosed form of Proxy, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for their reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone, telegram, and personal solicitation by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

1996 ANNUAL REPORT TO SHAREHOLDERS

         The 1996 Annual Report to Shareholders of the Company, which report includes financial statements for the fiscal years ended December 31, 1995 and 1996, is being sent to shareholders concurrently with the mailing of this Proxy Statement. The Annual Report to Shareholders is not to be considered as part of the proxy solicitation material.

SHAREHOLDER PROPOSALS

         It is presently anticipated that the 1998 Annual Meeting of Shareholders will be held in May 1998. Shareholders desiring to exercise their rights under the proxy rules of the SEC to submit proposals for consideration by the shareholders at the 1998 Annual Meeting are advised that their proposals must be received by the Company no later than 120 days prior to the 1998 Annual Meeting in order to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

INDEPENDENT PUBLIC ACCOUNTANTS

         For the past three years, the Company has engaged Ernst & Young LLP as its independent public accountants to perform the annual audit of the Company's financial statements. Subject to ratification by the shareholders, the Board of Directors has reappointed Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 1997. The Board of Directors recommends that shareholders vote for Proposal 2. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to appropriate questions and, if he so desires, to comment on the Company's financial statements.

OTHER MATTERS

         The Board of Directors is not aware of any business which may be properly presented for action at the Annual Meeting and which is required to be disclosed in this Proxy Statement except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying Proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matters come before the Annual Meeting, including such matters incident to the conduct of the meeting and any shareholder proposal omitted from the Proxy Statement and Proxy pursuant to the Proxy rules of the SEC, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.


                                   By Order of the Board of Directors,



                                   STEPHEN J. HART
                                   ------------------------------------
Laguna Hills, California           Stephen J. Hart, Secretary
April 4, 1997

[X]  Please mark your
     votes as in this
     example


                        WITHHOLD AUTHORITY
                        to vote for all nominees
                FOR     listed at right                                                                 FOR   AGAINST    ABSTAIN
1.  ELECTION                                     Nominees: Allan M. Wolfe     2. Proposal to ratify
    OF          [ ]                                        Alan S. Dishilp       the selection of       [ ]     [ ]        [ ]
    DIRECTORS                                              James C. Dreyfous     Ernst & Young LLP
                                                           John M. Hollman       to serve as the
FOR all nominees listed (except as marked                                        Company's independent
to the contrary below)                                                           accountants for
                                                                                 fiscal 1997.

                                                                              3. In their discretion, upon such other business as
                                                                                 may properly come before the Annual Meeting or any
                                                                                 postponement or adjournment thereof.

                                                                              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                                                              DIRECTORS.  THIS PROXY WILL BE VOTED AS DIRECTED.
                                                                              IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE
                                                                              VOTED FOR THE FOUR NOMINEES FOR ELECTION AND FOR
                                                                              PROPOSAL 2.








SIGNATURES:                                                DATE:
           ---------------------------------------------         ---------------

NOTE: Please sign as name or names appear on stock certificates (as indicated thereon).
--------------------------------------------------------------------------------



                                     VOXEL



             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 30, 1997

        The undersigned hereby appoints Allan M. Wolfe and Murray E. Rudin as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of Common Stock of VOXEL (the "Company") held of record by the undersigned on April 3, 1997, at the Annual Meeting of Stockholders to be held on May 30, 1997 or any adjournment thereof.


                       (PLEASE SIGN ON THE REVERSE SIDE)